[logo] DYNAGEN, INC.                                                 EXHIBIT 10r


                                                                     May 3, 1996


Meredith & Grew, Incorporated
Attention: Robert M. Brierley
Property Manager
160 Federal Street
Boston, MA 02110-1701

     Re: Extension of Lease Term, 99 Erie Street, Cambridge

Dear Sirs:

     In accordance with Paragraph 2 of the Third Amendment to Lease, dated April 1, 1995, by and between Wallace I. Stimpson and John W. Stimpson, Trustees of the 99 Erie Street Realty Trust u/d/t dated as of August 27, 1987, and recorded with the Middlesex South District Registry of Deeds in Book 18515, page 427 and Nicholas U. Sommerfield, Edward S. Stimpson, III, Harry F. Stimpson, Jr. and Margaret W. Stimpson, Trustees of the Edward S. Stimpson Trust u/d/t dated January 24, 1985, and recorded with the Middlesex South District Registry of Deeds in Book 13515, page 407 (collectively, the "Landlord") and DynaGen, Inc., a Delaware Corporation (the "Tenant") with reference made to that certain Lease dated as of September 26, 1991 as amended by an Amendment to Lease and Second Amendment to Lease dated as of May 31, 1993 (collectively, the "Lease") dated as of May 15, 1992, and Second Amendment to Lease dated as of May 31, 1993, by and between Landlord and Tenant in which Tenant has rented the Premises located at 99 Erie Street, Cambridge, Massachusetts from the Landlord.

     Tenant hereby exercises its option to extend the Term (as ascribed in the Lease) of this Lease with respect to the Premises for an additional period of one (1) years, from October 1, 1996 through September 30, 1997, without the need of any further acts or deeds by either party.



                                                       Sincerely,

                                                       /s/Dennis R. Bilodeau
                                                       -------------------------
                                                       Dennis R. Bilodeau, CPA
                                                       Controller




DRB/cak

      99 ERIE STREET CAMBRIDGE, MA 02139 USA 617/491-2527 FAX: 617/354-3902